UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2020

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1630 Welton St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2020, the Company entered into a Securities Purchase Agreement (the “SPA”) with two institutional investors (each a “Holder” and collectively the “Holders”) to sell a new series of senior secured convertible notes (the “Convertible Notes”) of the Company in a private placement (the “Private Placement”) to the Holders, in the aggregate principal amount of $17,000,000 having an aggregate original issue discount of 12%, and ranking senior to all outstanding and future indebtedness of the Company.

Pursuant to the SPA, two Convertible Notes in an aggregate original principal amount of $17,000,000 will be issued to the Holders in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, based in part on the representations of the Holders in the SPA.

The Convertible Notes are being sold with an original issue discount pursuant to which the Holders will pay $880 per each $1,000 in principal amount of the Convertible Notes and do not bear interest except upon the occurrence of an event of default.

The Company will use the proceeds from the sale of the Convertible Notes for general corporate purposes, but not, as covenanted in the SPA, directly or indirectly, for (i) the satisfaction of any Indebtedness of the Company or any of its subsidiaries (“Subsidiaries”), (ii) the redemption or repurchase of any securities of the Company or any of its Subsidiaries, or (iii) the settlement of any outstanding litigation.

The Convertible Notes mature on June 1, 2023, are payable by the Company in installments and are convertible at the election of the Holders as more fully described below.

Under the terms of the Convertible Notes, the Convertible Notes are convertible at any time, in whole or in part, at the option of the holders thereof, into shares of Common Stock at a rate equal to the amount of principal, interest (if any) and unpaid late charges (if any), divided by a conversion price of $11.50.

Notwithstanding the foregoing, as further described below, the Holders are prohibited from converting the Convertible Notes and any payments of interest and principal in shares of the Common Stock will be held in abeyance, to the extent a Holder would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of the Common Stock after such conversion or payment.

The Securities Purchase Agreement

The SPA contains customary representations and warranties of the Buyers and the Company regarding the purchase and offer and sale of the Notes. Under the SPA, the Company makes certain covenants including, but not limited to: (i) timely filing its reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) provision of certain financial information to the Buyers, (iii) maintaining the listing of the shares of Common Stock on an eligible market, (iv) payment of certain fees of the Buyers, (v) maintaining a share reserve of the Common Stock for issuance upon conversion of the Notes, (vi) use its reasonable best efforts to obtain the required Stockholder Approval (as defined below), (vii) until the 90th calendar day after the closing date (the “Restricted Period”), neither the Company nor any of its subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any equity security, any debt, any preferred stock or any purchase rights), subject to certain customary exceptions; (viii) during the Restricted Period, the Company will not file any registration statements under the 1933 Act, subject to certain exceptions, and (ix) so long as the Convertible Notes remain outstanding, the Company will not issue any variable rate securities or enter into any variable rate transactions, subject to certain exceptions.

Under the SPA, the Company agreed to hold a stockholder meeting, by no later than November 30, 2020 (the “Stockholder Approval Date”), to approve resolutions (the “Stockholder Resolutions”) authorizing the issuance of shares of Common Stock under the Convertible Notes for the purposes of compliance with the stockholder approval rules of the Nasdaq Stock Market (“Nasdaq”) (the “Stockholder Approval”). If such approval is not received by November 30, 2020 the Company will be obligated to continue to seek stockholder approval by February 28, 2021 and every three months thereafter until such approval is obtained.

The Convertible Notes

Maturity and Repayment Dates

The Convertible Notes mature (the “Maturity Date”) on June 1, 2023. The principal amount is payable in monthly installments beginning on October 1, 2020. Unless deferred by the holder, on installment dates from October 1, 2020 through, and including, January 4, 2021, $500,000 in principal amount will be payable, (y) with respect to the installment dates from, and including, February 1, 2021 through, and including, June 1, 2021, $825,000 in principal amount will be payable and (z) with respect to installment dates from, and including, July 1, 2021 through, and including, the earlier of the repayment of the Principal and the Maturity Date, $1,000,000 in principal amount will be payable. The Company may not prepay any portion of the principal amount nor interest, if any.

Interest

The Convertible Notes are being sold with an original issue discount and do not bear interest except upon the occurrence of an Event of Default (described below), in which event the applicable rate will be 15.00% per annum.

Conversion

The Convertible Notes are convertible at any time in whole or in part, at the option of the holders thereof, into shares of the Common Stock at a rate equal to the amount of principal, interest (if any) and unpaid late charges (if any), divided by a conversion price of $11.50 (the “Conversion Price”). The Conversion Price is subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction.

In connection with the occurrence of Events of Default, the holders of the Convertible Notes will be entitled to convert all or any portion of the Convertible Notes at an alternate conversion price equal to the lower of (i) the conversion price then in effect, and (ii) 80% of the lower of (x) the VWAP of the Common Stock as of the Trading Day immediately preceding the applicable date of determination and (y) the quotient of (A) the sum of the VWAP of the Common Stock for each of the two (2) Trading Days with the lowest VWAP of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (B) two (2), but not less than the Floor Price.

Conversion Limitation and Exchange Cap

The holders of the Convertible Notes will not have the right to convert any portion of the Convertible Notes, to the extent that, after giving effect to such conversion, such Holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of the Common Stock outstanding immediately after giving effect to such conversion. A holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

In addition, the Convertible Notes shall not be convertible to the extent the conversion would result in the Company issuing more shares of Common Stock than permitted under the rules of the Nasdaq Stock Market until such time as the Company shall have obtained the Stockholder Approval.

Events of Default

Events of Default include: (i) suspension of trading of the Common Stock on a national securities exchange for five days; (ii) uncured conversion failure; (iii) failure by the Company to maintain required share allocations for the conversion of the Convertible Notes; (iv) failure by the Company to pay Principal when due; (v) failure of the Company to remove restricted legends from shares issued to the Holder upon conversion of the Convertible Note; (vi) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $50,000 of Indebtedness of the Company; (vii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and not dismissed within 45 days of initiation; (viii) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; (ix) the entry by a court of a decree, order, judgment or other similar document in respect of the Company or any subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; (x) final judgment for the payment of money aggregating in excess of $50,000 are rendered against the Company or any Subsidiary of the Company and not bonded or discharged within 30 days; (xi) failure of the Company or any Subsidiary to pay when due any debts in excess of $50,000 due to any third party; (xii) breaches by the Company or any Subsidiary of any representations or warranties in the SPA or any document contemplated thereby; (xiii) a false or inaccurate certification by the Company that either (A) the “Equity Conditions” are satisfied, (B) there has been no “Equity Conditions Failure,” or (C) as to whether any Event of Default has occurred; (xiv) failure of the Company or any Subsidiary to comply with certain of the covenants in the Convertible Note; (xv) the occurrence of (A) at any time after the six month anniversary of the Issuance Date, any current public information failure that remains outstanding for a period of twenty (20) Trading Days or (B) any restatement of any financial statements of the Company filed with the SEC; (xvi) any material adverse effect occurring; (xvii) any provision of any Transaction Document shall at any time for any reason cease to be valid and binding or enforceable; (xviii) any Security Document shall for any reason (other than pursuant to the express terms thereof or due to any failure or omission of the Collateral Agent) fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority lien; (xix) any material damage to, or loss, theft or destruction of, any Collateral, that is material to the business of the Company or any subsidiary and is not reimbursed by insurance; or (xx) any Event of Default occurs under any other Convertible Note.

In connection with an Event of Default, the holders of the Convertible Notes may require the Company to redeem in cash any or all of the Convertible Notes. The redemption price will equal the greater of (i) 115% of the outstanding principal of the Convertible Note to be redeemed and accrued and unpaid interest and unpaid late charges thereon, and (ii) an amount equal to market value of the shares of the Common Stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes. Upon the occurrence of certain Events of Default relating to the bankruptcy of the Company, whether occurring prior to or following the maturity date, the Company will be required to immediately redeem the Convertible Notes, in cash, for an amount equal to 115% of the outstanding principal of the Convertible Notes, and accrued and unpaid interest and unpaid late charges thereon, without the requirement for any notice or demand or other action by any holder or any other person or entity.

Change of Control

In connection with a Change of Control (as defined in the Convertible Notes), the holders of the Convertible Notes may require the Company to redeem all or any portion of the Convertible Notes. The redemption price per share will equal the greatest of (i) 115% of the outstanding principal of the Convertible Notes to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 115% of the market value of the shares of the Common Stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes, and (iii) 115% of the aggregate cash consideration that would have been payable in respect of the shares of the Common Stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes. Upon a Change of Control, the Company shall have the right to require the Holder to elect to effect a Change of Control redemption in connection therewith (or, at the option of the Holder, to receive reference property as if the Holder has converted and participated in the Change of Control as a holder of shares of Common Stock issuable upon conversion of the Convertible Notes.

Other Corporate Events

The Company cannot enter a Fundamental Transaction (as defined in the Convertible Notes), unless the successor entity assumes all of the obligations under the Convertible Notes pursuant to written agreements satisfactory to the holder of the Convertible Notes, and the successor entity is a publicly traded corporation whose shares of Common Stock are quoted or listed on a national securities exchange. If at any time the Company grants any Purchase Rights (as defined in the Convertible Note) or makes any distribution of assets pro rata to all or substantially all of the holders of any class of its Common Stock, then the holders of the Convertible Notes will be entitled to acquire the aggregate Purchase Rights or assets which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the Convertible Notes (without taking into account any limitations on conversion) held by such holder immediately prior to the date as of which the record holders are to be determined for such grant of purchase rights or distributions. To the extent any such grant of rights or distribution would result in the holders exceeding the maximum percentage described in first paragraph of “—Conversion Limitation and Exchange Cap” above, such rights shall be held in abeyance for up to ninety trading days.

Installment Conversions and Redemptions

The Convertible Notes require that, on each Installment Date, the Company will pay an amount of the Convertible Note equal to 110% of the principal amount to be paid on such Installment Date (the “Installment Amount”), together with interest and late charges, if any, thereon. On or after April 1, 2021, the Company may pay the Installment Amount by converting all or any portion thereof into shares of the Common Stock, subject to the satisfaction of customary equity conditions (including minimum price and volume thresholds) (an “Installment Conversion”).

If the Company satisfies such equity conditions (subject to the holder’s right to waive any such condition), the Company may convert the portion of the Installment Amount subject to such Installment Conversion into shares of its Common Stock at a price per share equal to the lower of (i) the conversion price then in effect, (ii) the greater of (x) the Floor Price and (y) 90% of the lower of (A) the VWAP of the Common Stock as of the Trading Day immediately preceding the applicable date of determination and (B) the quotient of (I) the sum of the VWAP of the Common Stock for each of the two (2) Trading Days with the lowest VWAP of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day immediately prior to the applicable date of determination, divided by (II) two (2). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period, but not less than the Floor Price. If the Company elects to effect and Installment Redemption (as defined in the Convertible Notes) or if an Installment Conversion is not permitted because certain equity conditions are not met, the Company must redeem the Installment Amount in cash at a price equal to 110% of its aggregate value.

The Holders of the Convertible Notes may elect to defer conversion until the next Installment Date or accelerate the conversion of previously deferred Installment Amounts during the period from the Current Installment Date to the next Installment, with the amount to be accelerated and converted subject to certain restrictions as set forth in the Convertible Notes.

Notwithstanding the forgoing, and only during the period commencing on the Issuance Date and ending on April 1, 2021, the Company shall automatically be deemed to have elected to effect Installment Redemptions for all Installment Amounts.

Covenants

The Company will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters. The Company also will be subject to financial covenants that requires it to maintain available cash in the amount of $8,000,000 at the end of each calendar month, subject to reduction by $1 million for each $3 million of Principal paid or converted with a floor of $5 million, a six month cash burn limit of $8 million and a quarterly cash burn of $4.5 million not to exceed $2.5 million in any one month.

Security Agreement

Pursuant to the SPA and the Convertible Notes, the Company and certain of its subsidiaries will enter into a Security and Pledge Agreement (the “Security Agreement”) with the lead investor, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for all holders of the Notes. The Security Agreement creates a first priority security interest in all of the personal property of the Company and certain of its subsidiaries of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future (the “Collateral”).

Under the Security Agreement the Company will agree to certain conditions on its maintenance and use of the Collateral, including but not limited to the location of equipment and inventory, the condition of equipment, the payment of taxes and prevention of liens or encumbrances, the maintenance of insurance, the protection of intellectual property rights, and limitations on transfers and sales.

Upon the occurrence of an “Event of Default” under the Security Agreement, the Collateral Agent will have certain rights under the Security Agreement including taking control of the Collateral and, in certain circumstances, selling the Collateral to cover obligations owed to the holders of the Notes pursuant to its terms. “Event of Default” under the Security Agreement means (i) any defined event of default under any one or more of the transaction documents (including the Notes), in each instance, after giving effect to any notice, grace, or cure periods provided for in the applicable document, (ii) the failure by the Company to pay any amounts when due under the Notes or any other transaction document, or (iii) the breach of any representation, warranty or covenant by the Company under the Security Agreement.

Guaranty Agreement

Pursuant to the SPA, certain subsidiaries of the Company will enter into a guaranty agreement under which they will guarantee the obligations of the Company under the Convertible Notes.

Voting Agreement

The Company also entered into a voting agreement (the “Voting Agreement”) with the certain principal stockholders, pursuant to which such stockholders agreed to vote the shares of Common Stock now owned or hereafter acquired in favor of the Stockholder Resolutions.

Placement Agent

A.G.P./Alliance Global Partners (“AGP”) acted as the placement agent on the offering and received a fee of 5.5% of the gross proceeds of the Private Placement.

The preceding description is a summary of the material terms of the proposed transaction and the agreements entered into by the Company in connection therewith and does not purport to be a complete description of the rights and obligations of the parties thereunder. Such summary is qualified in its entirety by reference to the SPA, the Convertible Notes, the Security Agreement, the Guaranty Agreement, the Voting Agreement and the other transaction agreements, which are filed as exhibits to this Current Report and are hereby incorporated by reference. Investors and security holders of the Company are urged to read the exhibits filed herewith in their entirety because they contain important information about the transaction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 3.02 Unregistered Sales of Equity Securities

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K to the extent required. The Convertible Note and the Conversion Shares are being offering and sold pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, for the sale of securities not involving a public offering.

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered “forward-looking statements.” Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, the Registrant does not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by any forward-looking statements. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Securities Purchase Agreement.
10.2	Form of Secured Convertible Promissory Note.
10.3	Form of Security Agreement.
10.4	Form of Guaranty Agreement.
10.5	Form of Voting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: June 9, 2020